UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2003

DDi Corp.

(Exact Name of registrant as specified in its charter)

Delaware	000-30241	06-1576013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Simon Circle Anaheim, California	92806
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 688-7200

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

Exhibit No.	Description

99	Press Release, dated as of November 14, 2003.

Item 12. Results of Operations and Financial Condition.

On November 14, 2003, DDi Corp. (the “Company”) issued a press release announcing its operating results for the third quarter of the fiscal year ending December 31, 2003. Attached as Exhibit 99 to this report is a copy of the Company’s press release, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, DDi Corp. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DDi CORP.

Date: November 14, 2003
	By:	/s/ JOHN K. STUMPF

John K. Stumpf
Chief Financial Officer and Treasurer